UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2015

Sterling Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Rella Boulevard, Montebello, New York	10901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Sterling Bancorp (the “Company”) previously filed a Form 10-K/A on January 23, 2015, which amended the Company’s original Form 10-K for the fiscal year ended September 30, 2014, to include the information required by Items 10 through 14 of Part III of Form 10-K. At the time of the filing of the Form 10-K/A, the annual cash incentive compensation amounts for the Company’s named executive officers (“NEOs”) had not yet been determined and accordingly these amounts were not included in either the Compensation Discussion and Analysis nor the Summary Compensation Table, and the Company noted that it would file a Form 8-K upon such determinations being made. The Compensation Committee of the Board of Directors (the “Committee”) made these payout determinations on January 28, 2015 and pursuant to Item 5.02(f) of Form 8-K, such awards for the NEOs for the performance period ended December 31, 2014 are set forth below.

2014 STI Plan

On January 28, 2015, the Committee awarded annual cash incentive compensation to the Company’s NEOs pursuant to the Company’s Executive Officer Short-Term Incentive Plan (the “STI Plan”) based on certain performance goals following the completion of the performance period ended December 31, 2014 (which was extended from the prior end date of September 30, 2014).

Under the STI Plan, performance measures are established by the Committee on an annual basis and are tied specifically to the Company’s financial performance. The STI Plan is cash-based and a target incentive opportunity (defined as a percentage of base salary) as established by the Committee for each position based on role, responsibilities and market practice. Potential awards range from 50% of target for threshold performance to a cap of 150% of target for stretch performance. The 2014 annual incentive targets and ranges were the following:

	Annual Cash Incentive as a % of Base Salary
NEOs	Threshold (50%)	Target (100%)	Maximum (150%)
CEO	27.5%	55%	82.5%
Other NEOs	20%	40%	60%

In determining the NEOs’ awards, the Committee considered a combination of corporate (earnings per share and return on average assets), business unit and individual performance factors. These factors included a review of the Company’s overall performance relative to its strategic plan, the individual achievement of each NEO relative to annual goals, and the NEO’s overall contribution to the Company. The weights of these factors are summarized in the following table:

	Annual Cash Incentive Weighting of Performance Goals
NEO	Corporate	Business Unit	Individual
CEO	70%	0%	30%
Other NEOs	70%	15%	15%

Each executive, except for our CEO, had business unit goals specific to his or her role. For example, market presidents may have specific loan and deposit target goals; operational manager performance is measured mainly through efficiency and productivity metrics. Individual goals focused on the contribution of the NEO to the successful execution of the Company’s strategic plan in 2014.

The table below outlines the corporate metrics, targets and relative weightings established by the Committee for the NEOs for the twelve months ended December 31, 2014:

Metric	Weighting	Threshold	Target	Stretch
Earnings per Share	50%	$0.70	$0.79	$0.90
Return on Average Assets	50%	0.85%	0.95%	1.01%

Performance was assessed after the end of the performance period against the specific goals established at the beginning of the period. Cash incentive payments based on the Company’s financial performance were made only if one or more financial metrics meets or exceeds the thresholds established by the Committee. Assuming threshold performance is achieved on at least one financial metric, cash incentive payments would reflect a minimum of 13.75% of base salary for the CEO and 10% of base salary for the other NEOs. Cash incentive payments could reach a maximum of 82.5% of base salary for the CEO and 60% of base salary for the other NEOs in the event that actual performance achieved or exceeded maximum performance goals for all performance metrics.

2014 Financial Performance and GAAP Reconciliation

2014 Financial Performance

In 2014, the Company continued making progress in its strategy of building a high performing regional bank that delivers strong growth and profitability. As of December 31, 2014, total assets were $7.4 billion and total loans were $4.8 billion, which represented growth of $757.4 million and $688.5 million, respectively, over December 31, 2013. For the twelve months ended December 31, 2014, reported GAAP net income was $58.7 million and diluted earnings per share were $0.70.

In addition to delivering strong financial results, the Company also made significant progress on three key strategic initiatives outlined for 2014. These included the merger and integration of Legacy Sterling, the completion of the banking systems conversion and the consolidation of our financial centers and other locations. As a result of these strategic initiatives, the Company incurred significant costs that had not been contemplated in the original business plan for 2014.

GAAP Reconciliation

For the purposes of certifying the Company’s performance under the Company’s compensation plans, the Committee typically makes adjustments to the Company’s GAAP results to ensure that the participants are compensated for the Company’s core performance. These adjustments can include GAAP net income for gains or losses on sales or purchases of businesses and investment securities, merger-related and restructuring charges and similar non-core performance items, on an after-tax basis. These adjustments are made so that participants are compensated for the Company’s core performance and are neither penalized nor rewarded for one-time charges, unusual gains, or similar non-core events.

In light of the significant progress on the three key strategic initiatives outlined above, for 2014 the Committee determined that an adjustment to the reported GAAP financial results to exclude merger-related expense and other charges and gains, which totaled $11.4 million pre-tax for the twelve months ended December 31, 2014, was appropriate. This adjustment to the Company’s GAAP net income is set forth in the tables below (“Adjusted Net Income”).

The adjustments for 2014 impact the STI Plan’s performance metrics of earnings per share and return on average assets. The Company derives each of these non-GAAP performance metrics from its Adjusted Net Income, which, as described above, is a non-GAAP financial measure, and accordingly, each of these adjusted financial measures is determined by methods other than in accordance with GAAP. See the reconciliation of the Company’s non-GAAP measures below. Using Adjusted Net Income resulted in earnings per share of $0.79 and return on average assets of 0.95%. Accordingly, the Committee scored the Corporate Component at 100% of target.

2014 Adjusted Net Income for Annual Incentive Award

Net Income Adjustments ($ in millions)
2014 GAAP Net Income	$58.7
Compensation Committee Approved Adjustments
Net loss (gain) on sale of securities	(1.2)
Charge for asset write-downs, banking systems conversion, retention and severance	6.6
Gain on sale of financial center and redemption of Trust Preferred Securities	(1.6)
Merger-related expense	0.9
Charge on benefit plan settlement	1.5
Amortization of non-compete agreements	5.3

Adjustments Subtotal	11.4
Tax Effect of Adjustments(1)	(3.5)

Adjusted Net Income	$66.6

(1)	GAAP net income includes the effect of applicable taxes. The Committee’s approved adjustments are pre-tax items. Accordingly, the tax effect of the adjustments has been deducted to accurately reflect the impact of the adjustments on net income.

2014 Annual Incentive Award Performance Metrics

Performance Metric	GAAP Performance Metric	Performance Metric Calculated Using Adjusted Net Income
Earnings per share(1)	$0.70	$0.79
Return on average assets(2)	0.83%	0.95%

(1)	Represents earnings per share calculated using weighted average diluted common shares.
(2)	Represents the return on assets calculated using daily average total assets.

2014 STI Plan Payouts

After a review of the Company’s financial performance, combined with an assessment of individual and business unit performance of the NEOs, the Committee authorized the following incentive compensation to be paid to the NEOs under the STI Plan for 2014:

Name and Title	Cash Incentive Payment for Performance Period ended December 31, 2014
Jack Kopnisky President and CEO	$500,000

Luis Massiani SEVP & Chief Financial Officer	225,000

James R. Peoples SEVP & Chief Banking Officer	200,000

Howard M. Applebaum(1) EVP & President of Specialty Finance & National Markets	112,000	(2)

Michael Bizenov(1) EVP & President of Consumer Banking	100,000

(1)	The awards of Messrs. Applebaum and Bizenov are based only on the period January 1, 2014 through December 31, 2014, as the bonuses they received upon the closing of the merger with Legacy Sterling encompassed all of calendar year 2013.
(2)	Mr. Applebaum’s award was pursuant to his Separation Agreement with the Company, as described below.

The Committee determined the awards are reflective of the Company’s growth and improved profitability, the successful integration of Legacy Sterling, improved asset quality trends and the experience and leadership skills of the individual officers.

Updated Summary Compensation Table

The Summary Compensation Table for our NEOs for the year ended September 30, 2014 was previously reported by the Company in the Summary Compensation Table on page 21 of the Form 10-K/A. However, as of the filing of the Form 10-K/A, the annual cash incentive awards for the NEOs had not been determined and, therefore, were omitted from the Summary Compensation Table. Pursuant to Item 5.02(f) of Form 8-K, the STI Plan awards for the NEOs are set forth below under the column “Non-Equity Incentive Plan Compensation,” together with the other compensation previously reported, and the new total compensation amount.

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Fiscal Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)		Option Awards ($) (f)(1)	Non-Equity Incentive Plan Compensation ($) (g)(2)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)		All Other Compensation ($) (i)(3)	Total ($) (j)
Jack Kopnisky, President & CEO	2014	$646,154	—	$270,004	(4)	$330,543	$500,000		—		$67,474	$1,814,175
	2013	596,154	—	414,000		147,693	280,192		—		62,678	1,500,717
	2012	550,000	—	—		—	412,500		—		41,968	1,004,468

Luis Massiani, SEVP & Chief Financial Officer (5)	2014 2013	396,154 282,692	— —	104,989 111,360	(4)	52,711 70,500	225,000 125,000		— —		11,310 10,582	790,164 600,134

James Peoples, SEVP & Chief Banking Officer	2014	396,154	—	91,868	(4)	39,534	200,000		—		9,843	737,399
	2013	348,077	—	108,000		52,143	125,000		—		3,855	637,075
	2012	268,750	25,000	52,275		51,313	112,875		—		3,233	513,446

Howard Applebaum, EVP & President of Specialty Finance & National Markets(6)	2014	364,022	—	600,005	(7)	—	112,000	(8)	74,337	(9)	55,035	1,205,399

Michael Bizenov, EVP & President of Consumer Banking(10)	2014	364,580	—	375,005	(7)	—	100,000		38,475	(9)	27,849	905,909

(1)	Represents the aggregate grant date fair value of stock option awards calculated in accordance with FASB ASC Topic 718. For more information on the assumptions used in determining the fair value of these awards, see note 11(e) to the audited financial statements in the Original Form 10-K. Additionally, the grant date fair value amounts of each individual 2014 option award is found in the table “Grants of Plan-Based Awards in Fiscal Year 2014” in the Form 10-K/A.
(2)	Annual incentive awards were based on performance for the period October 1, 2013 through December 31, 2014 for Messrs. Kopnisky, Massiani and Peoples and paid in February 2015. For Messrs. Applebaum and Bizenov, such annual incentive awards were based on performance for the period January 1, 2014 through December 31, 2014 and paid in February 2015. Messrs. Applebaum and Bizenov received bonuses upon the closing of the merger with Legacy Sterling that encompassed all of calendar year 2013. Potential threshold, target and maximum payouts for these awards are found in the table “Grants of Plan-Based Awards in Fiscal Year 2014” in the Form 10-K/A.
(3)	Details of the amounts reported in the “All Other Compensation” column for 2014 are provided in the table below:

ALL OTHER COMPENSATION

FISCAL YEAR 2014

Name (a)	401(k) Plan ($) (b)	Employee Stock Ownership Plan ($) (c)	Contribution on Employee Life and LTD Insurance Benefits ($) (d)	Value of Life Insurance Coverage Provided by Company (e)	Dividends on Unvested Restricted Stock($) (f)	Perquisites ($) (g)	Total ($) (h)
Jack Kopnisky	$7,800	$6,840	$23,844	—	$10,068	$18,922	$67,474
Luis Massiani	7,800	—	140	—	3,370	—	11,310
James Peoples	—	6,840	140	—	2,863	—	9,843
Howard Applebaum	7,800	—	34,593	1,891	10,751	—	55,035
Michael Bizenov	6,240	—	140	—	6,719	14,750	27,849

(b)	Represents the Company’s contributions to the NEOs’ 401(k) plan.
(c)	Represents the fair value of shares allocated under the terminated ESOP for calendar year 2013.

(4)	Amounts shown represent the aggregate grant date fair value of both restricted stock and performance share awards calculated in accordance with FASB ASC Topic 718. The fair value of performance shares, which is a portion of this amount, is calculated based upon the probable performance under the awards’ goals, which was target performance achievement. For more information on the assumptions used in determining the fair value of these awards, see note 11(e) to the audited financial statements in the Original Form 10-K. Additionally, the closing price per share in fiscal year 2014 used to calculate the value of restricted stock awards, as well as the grant date fair value amounts of each individual 2014 stock award is found in the table “Grants of Plan-Based Awards in Fiscal Year 2014” in the Form 10-K/A. However, assuming the maximum payout of the performance shares is achieved, the value of each NEO’s award as of the grant date is as follows:

Name	Value at Target Payout (reflected in table)	Value at Maximum Payout
Jack Kopnisky	$135,002	$270,004
Luis Massiani	52,495	104,990
James Peoples	52,495	104,990

(5)	Mr. Massiani commenced employment on December 5, 2012. Mr. Massiani’s annual base salary for fiscal year 2013 was $350,000.
(6)	Mr. Applebaum joined the Company effective October 31, 2013 upon the effectiveness of the Merger. As such, he became a designated NEO for the first time in the 2014 fiscal year and his compensation disclosure commences on October 31, 2013.
(7)	Such restricted stock awards were granted pursuant to the Company’s 2013 Employment Inducement Award Plan and pursuant to the inducement award exemption under Section 303A.08 of the NYSE Listed Company Manual, which exempts employment inducement grants from the general requirement of the NYSE Listing Rules that equity-based compensation plans and arrangements be approved by stockholders. Details of this grant, including vesting terms, are set forth in the table “Grants of Plan-Based Awards in Fiscal Year 2014” in the Form 10-K/A.
(8)	Mr. Applebaum’s award was pursuant to his Separation Agreement with the Company, as described below.
(9)	Amounts are attributable to change in actuarial present value of accumulated benefit under the Defined Benefit Plan.
(10)	Mr. Bizenov joined the Company effective October 31, 2013 upon the effectiveness of the Merger. As such, he became a designated NEO for the first time in the 2014 fiscal year and his compensation disclosure commences on October 31, 2013.

(b) On January 29, 2015, the Company announced that Howard M. Applebaum, Executive Vice President and President, Specialty Lending Group, will resign effective as of February 13, 2015. The Company and Sterling National Bank (the “Bank”) have entered into a separation agreement with Mr. Applebaum, dated as of January 29, 2015 (the “Separation Agreement”), to govern certain compensation and post-employment matters. Under the Separation Agreement, Mr. Applebaum will be entitled, subject to his execution, delivery, and non-revocation of a general release of claims in favor of the Company and the Bank, to the following separation benefits: (a) $138,000 in cash in a lump sum; (b) an amount in respect of his 2014 annual bonus equal to $112,000 in cash in a lump sum; (c) accelerated vesting and settlement of the unvested portion of his retention award under his employment agreement with the Company and the Bank (i.e., 34,130 restricted stock units); (d) accelerated vesting of the 2,419 shares of unvested restricted stock held by him as of his resignation date; and (e) during the 18-month period commencing on the first month following Mr. Applebaum’s resignation date, a monthly cash payment equal to the sum of the monthly COBRA health plan and dental plan premiums for the level of coverage in effect for Mr. Applebaum as of his resignation date under the Company’s group health plan and group dental plan, respectively.

Under the Separation Agreement, Mr. Applebaum also acknowledged and agreed that the restrictive covenants and clawback and recoupment provisions set forth in his employment agreement with the Company and the Bank will remain in full force and effect in accordance with their respective terms following his resignation.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the complete Separation Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

    Item 9.01 Financial Statements and Exhibits

    (d) Exhibits.

Exhibit No.	Description

10.1	Separation Agreement, dated as of January 29, 2015, by and among Sterling Bancorp, Sterling National Bank, and Howard M. Applebaum

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING BANCORP

Date: February 2, 2015	By:	/s/ Luis Massiani
	Name:	Luis Massiani
	Title:	Senior Executive Vice President and Principal Financial Officer